TETON Westwood Equity Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2013

Class AAA (WESWX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The Equity Fund (the “Fund”) seeks to provide capital appreciation. The Fund’s secondary goal is to produce current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution (Rule 12b-1) Expenses	0.25%
Other Expenses	0.31%

Total Annual Fund Operating Expenses	1.56%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.

In selecting securities, Westwood Management Corporation, the Fund’s sub-adviser (the “Sub-Adviser”), maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser’s forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stocks declines 15% in the first forty-five days held. The Fund’s risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the Standard & Poor’s 500 Index (the “S&P 500 Index”), the Fund’s benchmark.

The Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”). The Fund may also invest in foreign debt securities.

You May Want to Invest in the Fund if:

•	you are a long-term investor
•	you seek growth of capital
•	you seek a fund with a growth orientation as part of your overall investment plan

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

•	Management Risk. If the portfolio managers are incorrect in their assessment of the securities the Fund holds, then the value of the Fund’s shares could go down.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

Performance

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD EQUITY FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the periods shown in the bar chart, the highest return for a quarter was 13.65% (quarter ended June 30, 2003) and the lowest return for a quarter was (20.64)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2012)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Equity Fund Class AAA Shares
Return Before Taxes	15.34%	(0.86)%	7.14%
Return After Taxes on Distributions	15.18%	(1.01)%	6.51%
Return After Taxes on Distributions and Sale of Fund Shares	10.17%	(0.76)%	6.22%
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the Fund.

The Sub-Adviser. Westwood Management Corp. serves as Sub-Adviser for the Fund.

The Portfolio Managers. Mr. Mark R. Freeman, CFA, Executive Vice President and Co-Chief Investment Officer of the Sub-Adviser, has managed the Fund since 2012. Mr. Jay K. Singhania, CFA, Senior Vice President, has managed the Fund since 2012. Mr. Todd L. Williams, CFA, Senior Vice President, has managed the Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

704 2013

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